Exhibit 4.1

[An intertwining line design appears on the left border of the stock certificate, with the certificate number appearing at the top of the border and the Company's logo at the bottom of the border]	[An intertwining line design appears on the right border of the stock certificate, with the number of shares appearing at the top of the border and the Company's seal appearing at the bottom of the border]

TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE ISSUED UNDER AND SHALL BE SUBJECT TO ALL OF THE PROVISIONS OF THE CERTIFICATE OF INCORPORATION OF THE CORPORATION AND ANY AMENDMENTS THERETO, COPIES OF WHICH ARE ON FILE WITH THE CORPORATION AND THE TRANSFER AGENT, TO ALL OF WHICH THE HOLDER, BY ACCEPTANCE HEREOF, ASSENTS. THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED BY A TRANSFER AGENT AND REGISTERED BY A REGISTRAR.

        WITNESS THE SEAL OF THE CORPORATION AND THE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

Dated:			COUNTERSIGNED AND REGISTERED:
COMPUTERSHARE INVESTOR SERVICES, LLC TRANSFER AGENT AND REGISTRAR
Chairman	Secretary	By	Authorized Signature

        Michaels Stores, Inc. will furnish to the record holder of this certificate without charge on written request to such corporation at its principal place of business a full statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof which such corporation is authorized to issue and the qualifications, limitations or restrictions of such preferences and/or rights.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	— as tenants in common	UNIF GIFT MIN ACT—		Custodian
TEN ENT	— as tenants by the entireties		(Cust)		(Minor)
Under Uniform Gifts to Minors Act
JT TEN	— as joint tenants with right of survivorship and not as tenants in common		(State)

Additional abbreviations may also be used though not in the above list.

        For value received,                          hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

Please print or typewrite name and address including postal zip code of assignee.

                                                          Shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,
	X	(SIGNATURE)
NOTICE:
THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
	X	(SIGNATURE)
THE SIGNATURE(S) MUST BE GUARANTEED BY AN "ELIGIBLE GUARANTOR INSTITUTION" AS DEFINED IN RULE 17Ad-15 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.
SIGNATURE(S) GUARANTEED BY: